JPMORGAN CAPITAL GROWTH FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
12/14/04	Las Vegas Sands Corp.

Shares            Price         Amount
11,400	         $29.00 	$330,600

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$1.81       N/A          0.05%	            0.38%

Broker
Goldman Sachs and Company New York

Underwriters of Las Vegas Sands Corp.

Underwriters     	                  Shares


Goldman Sachs				9,047,619
Citigroup 			   	2,940,477
J.P. Morgan Securities Inc.   		2,940,477
Lehman Brothers Inc.    		2,940,477
Merrill Lynch & Co., Inc.		2,261,906
UBS Securities LLC   			1,583,334
Jeffries & Co., Inc.			  904,762
ABN AMRO Bank N.V.			  198,412
CIBC World Markets Corp.		  198,412
Commerzbank Capital Markets Corp.	  198,412
Ramirez & Co., Inc.			  198,412
Scotia Capital Inc.			  198,412
Utendahl Capital Partners, L.P.		  198,412

---------------------------------------------------
Total                                   23,809,524
===================================================



Trade
Date     	Issue
12/14/04	Las Vegas Sands Corp.

Shares            Price         Amount
100	         $29.00 	$2,900

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$1.81       N/A          0.00%	            0.00%

Broker
Utendahl Capital Partners

Underwriters of Las Vegas Sands Corp.

Underwriters     	                  Shares


Goldman Sachs				9,047,619
Citigroup 			   	2,940,477
J.P. Morgan Securities Inc.   		2,940,477
Lehman Brothers Inc.    		2,940,477
Merrill Lynch & Co., Inc.		2,261,906
UBS Securities LLC   			1,583,334
Jeffries & Co., Inc.			  904,762
ABN AMRO Bank N.V.			  198,412
CIBC World Markets Corp.		  198,412
Commerzbank Capital Markets Corp.	  198,412
Ramirez & Co., Inc.			  198,412
Scotia Capital Inc.			  198,412
Utendahl Capital Partners, L.P.		  198,412

---------------------------------------------------
Total                                   23,809,524
===================================================